UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

Celcuity Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38207	82-2863566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16305 36th Avenue North; Suite 450
Minneapolis, Minnesota 55446

(Address of Principal Executive Offices and Zip Code)

(763) 392-0767

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders on May 10, 2018, the stockholders of Celcuity Inc. (the “Company”) approved the Celcuity Inc. 2017 Stock Incentive Plan, as amended (the “2017 Plan”) and the Celcuity Inc. 2017 Employee Stock Purchase Plan (the “ESPP”). The principal provisions of the 2017 Plan and ESPP are summarized below. The summaries below are not complete descriptions of the 2017 Plan or the ESPP, and are qualified in their entirety by reference to the 2017 Plan and the ESPP, which are included herewith as Exhibit 10.1 and Exhibit 10.2, respectively. The forms of agreement for awards under the 2017 Plan are included herewith as Exhibits 10.3 – 10.5.

2017 STOCK INCENTIVE PLAN

Description of the Plan

Purpose. The purpose of the 2017 Plan is to advance the interests of the Company and its stockholders by enabling the Company to attract and retain persons of skill and ability to perform services for the Company by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement of the Company’s economic objectives. As of December 31, 2017, 36 individuals were eligible for selection to receive awards under the Plan.

Shares Available. The Company has reserved 750,000 shares of its common stock to be issued under the 2017 Plan. The number of shares reserved for issuance under the 2017 Plan will increase automatically on January 1 of each of 2019 through 2027 by the number of shares equal to 1.0% of the aggregate number of outstanding shares of the Company’s common stock as of the immediately preceding December 31. However, the Company’s Board of Directors may reduce the amount of the increase in any particular year. In addition, the following shares will again be available for grant and issuance under the 2017 Plan:

•	shares subject to options or stock appreciation rights granted under the 2017 Plan that cease to be subject to the option or stock appreciation right for any reason other than exercise of the option or stock appreciation right;

•	shares subject to awards granted under the 2017 Plan that are subsequently forfeited or repurchased by the Company at the original issue price;

•	shares subject to awards granted under the 2017 Plan that otherwise terminate without shares being issued; and

•	shares surrendered, cancelled or exchanged for cash or a different award (or combination thereof).

Awards Available. The 2017 Plan authorizes the award of stock options, restricted stock awards, or RSAs, stock appreciation rights, or SARs, restricted stock units, or RSUs, performance awards and stock bonuses. No person will be eligible to receive more than 250,000 shares in any calendar year under the 2017 Plan other than a new employee of the Company, who will be eligible to receive no more than 500,000 shares under the 2017 Plan in the calendar year in which the employee commences employment. No more than 750,000 shares will be issued pursuant to the exercise of incentive stock options.

The 2017 Plan provides for the grant of awards to Company employees, directors, consultants, independent contractors and advisors, provided the consultants, independent contractors, directors and advisors are natural persons that render services not in connection with the offer and sale of securities in a capital-raising transaction. The awards granted may vest based on time and/or achievement of performance conditions.

The Company’s Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to the Company’s right of repurchase that lapses as the shares vest. The exercise price of stock options must be at least equal to the fair market value of the Company’s common stock on the date of grant. The maximum term of options granted under the 2017 Plan is ten years.

A RSA is a grant by the Company of shares of its common stock subject to restrictions. The price (if any) of an RSA will be determined by the Company’s Compensation Committee. Unless otherwise determined by the Compensation Committee at the time of award, vesting will cease on the date the participant no longer provides services to the Company and unvested shares will be forfeited to or repurchased by the Company.

SARs provide for a payment, or payments, in cash or shares of the Company’s common stock, to the holder based upon the difference between the fair market value of the Company’s common stock on the date of exercise and the stated exercise price up to a maximum amount of cash or number of shares.

RSUs represent the right to receive shares of the Company’s common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance conditions. If an RSU has not been forfeited, then on the date specified in the RSU agreement, the Company will deliver to the holder of the restricted stock unit whole shares of the Company’s common stock (which may be subject to additional restrictions), cash or a combination of common stock and cash.

Performance shares are performance awards that cover a number of shares of the Company’s common stock that may be settled in cash or by issuance of the underlying shares. These awards are subject to forfeiture prior to settlement because of termination of employment or failure to achieve the performance conditions.

Stock bonuses may be granted as additional compensation for service or performance and, therefore, will not be issued in exchange for cash.

Transferability. Awards granted under the 2017 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as determined by the Company’s Compensation Committee. Unless otherwise permitted by the Compensation Committee, stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative. Options granted under the 2017 Plan generally may be exercised for a period of three months after the termination of the optionee’s service to the Company, for a period of 12 months in the case of death or disability, or such longer period as the Compensation Committee may provide. Options generally terminate immediately upon termination of employment for cause.

Certain Adjustments. In the event there is a specified type of change in the Company’s capital structure without receipt of consideration by the Company, such as a stock split, appropriate adjustments will be made to the number of shares reserved under the 2017 Plan, the maximum number of shares that can be granted in a calendar year and the number of shares and exercise price, if applicable, of all outstanding awards under the 2017 Plan.

Change of Control and Other Corporate Events. The 2017 Plan provides that, in the event of specified types of mergers or consolidations, a sale, lease, or other disposition of all or substantially all of the Company’s assets or other corporate transactions, outstanding awards under the 2017 Plan may be assumed or replaced by any surviving or acquiring corporation; the surviving or acquiring corporation may substitute similar awards for those outstanding under the 2017 Plan; outstanding awards may be settled for the full value of such outstanding award (whether or not then vested or exercisable) in cash, cash equivalents, or securities (or a combination thereof) of the successor entity with payment deferred until the date or dates the award would have become exercisable or vested; or outstanding awards may be terminated for no consideration. The Company’s Board of Directors or Compensation Committee has the discretion to provide that a stock award under the 2017 Plan will immediately vest as to all or any portion of the shares subject to the stock award at the time of a corporate transaction or in the event a participant’s service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of the transaction. Stock awards held by participants under the 2017 Plan will not vest automatically on such an accelerated basis unless specifically provided in the participant’s applicable award agreement. In the event of a corporate transaction, the vesting of all awards granted to non-employee directors shall accelerate and such awards shall become exercisable (as applicable) in full upon the consummation of the corporate transaction.

Termination; Amendment. The 2017 Plan will terminate ten years from the date the Company’s Board of Directors adopted the plan, unless it is terminated earlier by the Board of Directors. The Board of Directors may amend or terminate the 2017 Plan at any time. The Board of Directors generally may amend the 2017 Plan, without stockholder approval unless required by applicable law.

Plan Administration. The 2017 Plan is administered by the Company’s Compensation Committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by the Company’s Board of Directors acting in place of the Compensation Committee. The Compensation Committee has the authority to construe and interpret the 2017 Plan, grant awards and make all other determinations necessary or advisable for the administration of the plan.

2017 EMPLOYEE STOCK PURCHASE PLAN

Description of the Plan

Purpose. The purpose of the ESPP is to provide the Company’s employees with an opportunity to purchase shares of its common stock through periodic payroll deductions.

Shares Available. The Company has reserved a total of 100,000 shares for issuance under the ESPP, of which 9,882 have been issued as of the date hereof. The number of shares authorized and reserved for issuance under the ESPP will be automatically increased on the first day of each of the Company’s fiscal years beginning in 2019 by the number of shares equal to 0.5% of the total outstanding number of shares of common stock. However, the Company’s Board of Directors may reduce the amount of the increase in any particular year. Unless terminated earlier by the Company’s Board of Directors, the ESPP will terminate on September 6, 2027.

Eligibility. All employees are eligible to participate in the ESPP unless they are employed for less than 20 hours per week or own 5% or more of the total combined voting power or value of the Company’s common stock. As of December 31, 2017, 18 of the Company’s 21 full-time employees participated in the Plan.

Purchasing Shares. The ESPP is administered using overlapping 24 month offering periods, (each referred to as an Offering Period). A new Offering Period begins every six months on May 1 and November 1 of each year. Eligible employees must complete a subscription agreement prior to the first day of an Offering Period, or the Offering Date, to participate in an Offering Period. The subscription agreement must include the percentage of the employee’s regular cash compensation that he or she would like to deduct from their payroll check during each pay period. Employees may deduct 1% to 10% of their regular cash compensation from each payroll check to apply to the ESPP.

Each Offering Period has four (4) six-month Purchase Periods (each referred to as a Purchase Period), which begin on May 1 and November 1 of each year. Employee payroll deductions for participating employees are accumulated until the last day of each Purchase Period, currently April 30 and October 31, or the Purchase Date. On the Purchase Date, the employee’s payroll deductions are used to purchase shares of common stock at 85% of the fair market value of a share of common stock on either the Offering Date or the Purchase Date, whichever is lower. If the Purchase Date has a lower price, the employee will automatically be placed in the Offering Period beginning immediately after the Purchase Date.

The ESPP places a limit on the value and number of shares of common stock each employee may purchase. Each employee may purchase a maximum of 2,000 shares per Purchase Period and a maximum of 8,000 shares per Offering Period. The fair market value of shares of common stock purchased by each employee cannot exceed $25,000 in any calendar year.

Withdrawal and Termination. By giving written notice, each employee may withdraw the entire amount accumulated under the ESPP during a Purchase Period prior to the Purchase Date. Upon an employee’s termination of employment for any reason, including retirement or death, the employee’s participation in the ESPP is automatically terminated.

If the Company is dissolved or liquidated, any Purchase Period or Offering Period will terminate immediately prior to the dissolution or liquidation. If the Company sells substantially all of its assets to another company or engages in a merger or consolidation where its stockholders will own less than 50% of shares of stock in the resulting company, the ESPP will either be assumed by the successor entity or a new Purchase Date will be set before the transaction is completed, after which the ESPP will terminate.

Plan Administration. The Company’s Board of Directors, or a committee appointed by it, interprets, supervises and administers the ESPP and has the authority to adopt, amend and rescind any rules governing the ESPP so long as they are consistent with the terms of the ESPP. For example, the Board of Directors has the ability to change the duration and frequency of Offering Periods and Purchase Periods as well as the maximum and minimum percentages of regular cash contribution employees may contribute to purchase stock. Additionally, in the event of reorganization, recapitalization, consolidation, merger or other increase or reduction in the number of shares of common stock outstanding, the Board of Directors has the discretion to adjust the number of shares reserved under the ESPP as well as the price paid per share for common stock purchased under the ESPP.

Plan Benefits. Two of the Company’s executive officers, Brian F. Sullivan and Lance G. Laing, are not eligible to participate in the ESPP because each of them owns more than 5% of the Company’s common stock. The Company’s other executive officers and employees have the ability to determine how much of their cash compensation they would like to allocate to the Plan, subject to the limits described above. They also have the ability to opt-out of the Plan at any time. As a result, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to the Company’s other executive officers and employees under the ESPP.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting of Stockholders on May 10, 2018. At the meeting:

1. Stockholders elected five nominees to the Company’s Board of Directors to hold office until the next annual meeting or until their successors are elected and qualified;

2. Stockholders ratified the appointment of Boulay PLLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018;

3. Stockholders approved, on a non-binding and advisory basis, the compensation of the named executive officers;

4. Stockholders recommended, on a non-binding and advisory basis, a one-year frequency for the vote on named executive officer compensation;

5. Stockholders approved the Company’s 2017 Stock Incentive Plan;

6. Stockholders approved the Company’s 2017 Employee Stock Purchase Plan; and

7. Stockholders approved an amendment to the Company’s Certificate of Incorporation to decrease the authorized number of shares of the Company’s Common stock from 45,000,000 shares to 25,000,000 shares and to decrease the authorized number of shares of the Company’s preferred stock from 5,000,000 shares to 2,500,000 shares.

The voting results for each such matter were as follows:

1. Election of Directors:

Nominee:	For:	Withheld:	Broker Non-Votes:
Maureen Cronin	5,706,278	293,045	1,265,498
David F. Dalvey	5,705,738	293,585	1,265,498
Lance G. Laing	5,794,080	205,243	1,265,498
Richard J. Nigon	5,579,193	420,130	1,265,498
Brian F. Sullivan	5,811,519	187,804	1,265,498

2. Ratification of the appointment of Boulay PLLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018:

For:	Against:	Abstain:	Broker Non-Votes:
7,149,216	114,222	1,383	0

3. Approval, on a non-binding and advisory basis, of named executive officer compensation:

For:	Against:	Abstain:	Broker Non-Votes:
5,989,360	9,377	586	1,265,498

4. Recommendation, on a non-binding and advisory basis, of the frequency of the vote on named executive officer compensation:

One year:	Two years:	Three years:	Abstain:	Broker Non-Votes:
5,942,863	12,653	43,756	51	1,265,498

5. Approval of the Company’s 2017 Stock Incentive Plan:

For:	Against:	Abstain:	Broker Non-Votes:
5,366,201	630,301	2,821	1,265,498

6. Approval of the Company’s 2017 Employee Stock Purchase Plan:

For:	Against:	Abstain:	Broker Non-Votes:
5,859,794	139,209	320	1,265,498

7. Approval of an amendment to the Company’s Certificate of Incorporation to decrease the authorized number of shares of the Company’s Common stock from 45,000,000 shares to 25,000,000 shares and to decrease the authorized number of shares of the Company’s preferred stock from 5,000,000 shares to 2,500,000 shares:

For:	Against:	Abstain:	Broker Non-Votes:
5,992,199	3,970	3,154	1,265,498

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Celcuity Inc. 2017 Stock Incentive Plan, as amended.

10.2	Celcuity Inc. 2017 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-1/A filed with the SEC on September 12, 2017).

10.3	Form of Stock Option Agreement pursuant to Celcuity Inc. 2017 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1/A filed with the SEC on September 12, 2017).

10.4	Form of Restricted Stock Agreement pursuant to Celcuity Inc. 2017 Stock Incentive Plan (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1/A filed with the SEC on September 12, 2017).

10.5	Form of Restricted Stock Unit Agreement pursuant to Celcuity Inc. 2017 Stock Incentive Plan (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1/A filed with the SEC on September 12, 2017).

10.6	Form of Stock Appreciation Rights Agreement pursuant to Celcuity Inc. 2017 Stock Incentive Plan (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1/A filed with the SEC on September 12, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2018

CELCUITY INC.

By:	/s/ Brian F. Sullivan
Brian F. Sullivan Chief Executive Officer